SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2006

OXFORD MEDIA, INC.
(FORMERLY BECOMING ART INC.)

(Exact name of registrant as specified in its charter)

NEVADA	000-51125	20-3270909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Technology Drive
Building H, Irvine, California 92618
(Address of Principal Executive Offices)

(949) 341-0050
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

Summary: On August 3, 2006, we closed a financing transaction with Palisades Master Fund LP (whom we refer to as Palisades). We have a pre-existing relationship with Palisades in that (i) Palisades is the owner of 4,000 shares of our Series A Convertible Preferred Stock; (ii) Palisades was the holder of our promissory note in the original principal amount of $1,666,667 (which we refer to as the Original Note), issued to Palisades in connection with a loan made by Palisades to us in February, 2006; (iii) Palisades was the holder of shares of our common stock issued to it as payment of dividends owed to it as the holder of shares of our Series A Convertible Preferred Stock; and, (iv) Palisades was the holder of certain promissory notes which replaced the Original Note (which Notes we refer to as the New Notes).

Under the terms of the financing transaction, Palisades agreed to accept the issuance of 2,153,846 shares of our common stock as a fee to enter into the financing transaction, under which Palisades would convert all of the common stock issued to it and all monies owed to it under the New Notes into newly issued Series B Convertible Preferred Stock. In connection with the financing transaction, we executed a Securities Purchase Agreement and a Registration Rights Agreement. We also executed and filed with the Nevada Secretary of State a Certificate of Designation.

Palisades agreed as follows under the agreements executed in connection with the financing transaction: (a) Palisades agreed to convert the shares of our common stock Palisades received as its fee to enter into the financing transaction into shares of our Series B Convertible Preferred Stock; (b) Palisades agreed to convert the New Notes into shares of our Series B Convertible Preferred Stock; (c) Palisades agreed to cancel, in all respects, the New Notes; (d) Palisades agreed to cancel of our common stock held by it and which was issued by us as consideration to enter into this transaction; and, (e) Palisades agreed to accept 3,857 shares of our Series B Preferred Stock in exchange for satisfaction of its obligations under the financing transaction.

We agreed as follows under the agreements executed in connection with the financing transaction: (a) we will issue to Palisades 3,857 shares of our Series B Convertible Preferred Stock; (b) all shares of our common stock issued to Palisades as a fee to enter into the financing transaction will be cancelled; and, (c) we will cancel the New Notes and owe Palisades no further payments under the New Notes.

The Securities Purchase Agreement and the Registration Rights Agreement contain representations and warranties of the Company, as well as affirmative and negative covenants imposed by us and accepted as obligations of the Company. The Registration Rights Agreement imposes on us certain obligations to register all shares, plus an additional 50%, of the shares of common stock into which the Series B Convertible Stock is convertible. The Securities Purchase Agreement and the Registration Rights Agreement also contain customary events of default; violation of covenants, subject in certain cases to stated grace periods; the occurrence of certain bankruptcy events; the prevention by governmental authorities of the conduct of a material part of our business; the occurrence of certain payment defaults in respect of other indebtedness; the handing down of certain material judgments adverse to the Company; and inaccuracy of representations and warranties.

The Certificate of Designation was duly approved by the unanimous consent of our Board of Directors, as was the entire financing transaction. The Certificate of Designation sets forth the preferences, rights, and limitations of the Series B Convertible Stock. Our Series B Convertible Preferred Stock is substantially similar to our Series A Preferred Stock.

A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the Certificate of Designation is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Affect on Preferred Stock: The financing transaction with Palisades would have no effect on the Series A Convertible Preferred Stock currently held by Palisades. We previously agreed to file a registration statement covering the shares of common stock into which the Series A Convertible Preferred Stock can be converted. Those shares will be covered by the registration statement we will file as required under the Registration Rights Agreement relating to the Series B Convertible Preferred Stock.

Securities Act Exemption: The securities issued pursuant to the financing transaction are being acquired by Palisades in a transaction meeting the requirements of Section 4(2) and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or in the case of foreign purchasers, Regulation S under the Securities Act, and have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements.

Palisades represented its intention to acquire the securities for investment only and not with a view toward distribution. Longview was given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation

See the description of the financing transaction, including the terms and conditions of the Securities Purchase Agreement, the Registration Rights Agreement, and the Certificate of Designation executed in connection with the financing transaction, set out in Item 1.01 above, which description is incorporated in this Item 2.03 by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03	Material Modifications to Rights of Security Holders

See the description of the financing transaction, including the terms and conditions of the Securities Purchase Agreement, the Registration Rights Agreement, and the Certificate of Designation executed in connection with the financing transaction, set out in Item 1.01 above, which description is incorporated in this Item 3.03 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement.

10.2	Registration Rights Agreement

10.3	Certificate of Designation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD MEDIA, INC.

/s/ LEWIS JAFFE
LEWIS JAFFE, Chief Executive Officer

Date: August 4, 2006